FIXED AND VARIABLE
ANNUITY APPLICATION (05/10)
Home Office: Lansing, Michigan
Perspective II
(VA220)
Perspective L Series (VA210)
www.jackson.com
Perspective Advisors II
(VA410)
First Class Mail: P.O. Box 30314
Customer Care: 800-873-5654
Lansing, MI 48909-7814
Bank or Financial Institution Customer Care: 800-777-7779
Fax: 800-943-6761
Overnight Mail:
1 Corporate Way
Hours: 8:00 a.m. to 8:00 p.m. ET
Lansing, MI 48951
Email: contactus@jackson.com
Broker/Dealer or External Account No. (if applicable)
PLEASE PRINT
Primary Owner
If Owner
Type of Ownership:
Individual/Joint
Trust
Custodian
Corporation/Pension Plan
(and/or Joint
Owner) is not a
Social Security Number
or
Tax I.D. Number
Sex
Male
Female
U.S. Citizen
and/or a U.S.
U.S. Citizen
Yes
No
Resident, Form
W-9 or Form
First Name
Middle Name
Last Name
W-8BEN (as
applicable) is
required with
Non-Natural Owner/Entity Name (if applicable)
application.
If Owner is a
Trust, Trustee
Certification
Date of Birth
(mm/dd/yyyy)
Telephone Number(including area code)
Email Address
form X5335 or
/
/
(
)
trust
documents are
Physical Address Line 1 (No P.O. Boxes)
Line 2
required with
application.
It is required
for Good
City
State
ZIP Code
Order that you
provide a
physical
Mailing Address Line 1
Line 2
address.
Only include
mailing
address if
City
State
ZIP Code
different from
physical
address.
Joint Owner
Proceeds will
First Name
Middle Name
Last Name
be distributed
in accordance
with the
Contract on
Social Security Number
Date of Birth (mm/dd/yyyy)
Sex
U.S. Citizen
the first death
Male Female
Yes
No
/
/
of either
Owner.
Email Address
Relationship to Owner
Telephone Number (including area code)
Spouse
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
VDA 123 10/09

V3573 05/10

LONG-TERM SMART
Primary Annuitant
Same as Owner
Sex Male
Female
U.S. Citizen Yes
No
Complete this
First Name
Middle Name
Last Name
section if
different from
Owner.
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Spouse
/
/
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
Joint/Contingent Annuitant
Joint Annuitant OR
Contingent Annuitant
Sex Male
Female
U.S. Citizen Yes
No
Complete this
Same as Joint Owner
section if
First Name
Middle Name
Last Name
different from
Joint Owner.
Contingent
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Annuitant
Spouse
must be
/
/
(
)
Other__________________
Annuitant's
spouse.
Physical Address Line 1 (No P.O. Boxes)
 Line 2
Available only on a Qualified plan custodial
City
State
 ZIP Code
account when electing a Joint GMWB.
Beneficiary(ies)
It is required for
Primary
%
Percentage of Death Benefit
Good Order
that the Death
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Benefit
Percentage be
whole numbers
and must total
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
100% for each
Spouse
/
/
beneficiary
Other__________________
type.
Primary
Contingent
%
Percentage of Death Benefit
For additional
Individual Name (First, Middle, Last) or Non-Natural Entity Name
beneficiaries,
please attach a
separate sheet,
signed and
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
dated by the
Owner, which
/
/
includes names,
percentages,
and other
Primary
Contingent
%
Percentage of Death Benefit
required
information.
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
/
/
VDA 123 10/09

V3573 05/10

LONG-TERM SMART
Make all
Premium Payment
checks
Select method of payment
payable to
Jackson
Check
$___________________________
Wire
$___________________________
National Life
External Transfer
$___________________
Internal Transfer
$___________________
Insurance
Company .
Annuity Type
IRA:
Qualified Plan:
SEP/IRA
(408(k)):
Jackson will
IRA - Traditional*
401(k) Qualified Savings Plan
SARSEP
issue Annuity
Stretch IRA
Cash Balance-Defined Benefit
SEP
Type per the
bold
Roth IRA:
Cash Balance-Defined Contribution
ORP:
headings.
Roth Conversion
HR-10 (Keogh) Plan
ORP
Roth IRA*
Money Purchase
Texas ORP
*Tax Contribution Years and Amounts:
Profit Sharing Plan
Charitable Remainder Trust:
Year:________ $___________
Roth 401(k)
Charitable Remainder
Year:________ $___________
Target Benefit Plan
Annuity Trust
Charitable Remainder
Non-Qualified Plan:
TSA Plan:
Unitrust
Deferred Compensation
403(b) TSA
Non-Tax Qualified
It is required for
Statement Regarding Existing Policies or Annuity Contracts
Good Order
that this entire
I
(We) certify that:
(please select one)
section be
I
(We) do not have any existing life insurance policies or annuity contracts.
completed.
COMPLETE
I
(We) do have existing life insurance policies or annuity contracts.
X0512
Notice to Producer/Representative: If the Applicant does have existing life insurance policies or annuity contracts you
"REPLACEMENT
must present and read to the Applicant the Replacement of Life Insurance or Annuities form (X0512 - state variations
OF LIFE
may apply) and return the notice, signed by both the Producer/Representative and Applicant, with the Application.
INSURANCE OR
Yes
No
If yes, complete the
ANNUITIES"
following Company
 Are you replacing an existing life insurance policy or annuity contract?
WHERE
information.
REQUIRED
Company name
Contract number
Anticipated amount
(must be dated
on or before the
$
Application Sign
Date to be in
$
Good Order).
$
Transfer Information
Non-Qualified Plan Types:
IRC 1035 Exchange
Non-1035 Exchange
For transfers,
it is required
All Other Plan Types:
Direct Transfer
Direct Rollover
Non-Direct Rollover
for Good
Order that this
Please check the appropriate box(es) under the "Transfer Type" and "Client Initiated" headings. If you have already, entire section
or plan to submit a transfer request to the surrendering institution, please select "Yes" under "Client Initiated."
be completed.
Jackson will only request the funds if this section is left blank or checked "No."
Transfer
Client
Anticipated date
Anticipated
Type
Initiated
Company releasing funds
Account number
of receipt
transfer amount
Full
Yes
/
/
$
Partial
No
Full
Yes
/
/
$
Partial
No
Full
Yes
/
/
$
Partial
No
Annuitization/Income Date
Specify Income Date (mm/dd/yyyy)
If an Income Date is not specified, the Company will default
/
/
to the Latest Income Date as shown in the Contract.
VDA 123 10/09

V3573 05/10

!

☐ SM
☐ SM
☐ SM

•

☐
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☐
☐
☐

•

☐ SM
☐ SM
☐ SM
☐ SM
☐ SM
☐ SM
☐ SM

☐ ®
☐ ®
☐
☐
☐
☐
☐
☐
☐
☐
☐ ®

1
2
3
4
5
6
7

LONG-TERM SMART
Annuity Product Selection
It is required
Perspective II Fixed and Variable Annuity(VA220)
for Good
Order that
Perspective L Series Fixed and Variable Annuity (VA210)
you select
one product.
Perspective Advisors II Fixed and Variable Annuity
(VA410)
Optional Death Benefits All optional death benefits may not be available in all states and once selected cannot be changed.
If no Optional
May select only one of the following: May not be selected in combination with LifeGuard Freedom 6 DB. (Ages 0-79)
Death Benefit
is selected
5% Roll-Up Death Benefit
(4% if the owner is age 70 or older on the date of issue)
your
With Highest Quarterly Anniversary Value Death Benefit
beneficiary(ies)
Without Highest Quarterly Anniversary Value Death Benefit
will receive the
standard
6% Roll-Up Death Benefit
(5% if the Owner is age 70 or older on the date of issue)
death benefit.
With Highest Quarterly Anniversary Value Death Benefit
Please see the
Without Highest Quarterly Anniversary Value Death Benefit
prospectus for
details.
Highest Quarterly Anniversary Value Death Benefit
Other Optional Benefits All optional benefits may not be available in all states and once selected cannot be changed.
Optional
Death
Age limitations apply based on the age of the Owner(s) or Covered Lives.
Benefits and
Guaranteed Living Benefit Options
Guaranteed Living Benefit Options
(Cont.)
Other
(May select only one GMWB or GMAB)
GMWB
(Guaranteed Minimum Withdrawal Benefits)
Optional
Benefits:
GMWB For Life
SafeGuard Max
(Ages 0-85) GMWB with 5-Year Step-Up
Additional
(For Life Guaranteed Minimum Withdrawal Benefits)
AutoGuard
5
(Ages 0-80)
5% GMWB with Annual Step-Up
charges will
LifeGuard Freedom 6
(Ages 45-80)
apply. Please
AutoGuard 6
(Ages 0-80)
6% GMWB with Annual Step-Up
see the
For Life GMWB with Bonus & Annual Step-Up
prospectus

GMAB
(Guaranteed Minimum Accumulation Benefit)
LifeGuard Freedom 6 DB
(Ages 45-75)
for details.
(GMAB not available on Advisors II)
For Life GMWB with Bonus, Annual Step-Up, & Death Benefit
Jackson GMAB 6 (Ages 0-80)
2,3,4
LifeGuard Freedom 6 w/ Joint Option(Ages 45-80) Joint
For Life GMWB with Bonus & Annual Step-Up
Contract Enhancement Options
LifeGuard Freedom 6 Net
(Ages 45-80)
(May select only one)
(Ages 0-87)
For Life GMWB with Bonus, Annual Step-Up,
5% of first-year premium
(Not available on Advisors II)
& Earnings-Sensitive Withdrawal Amount
4% of first-year premium
(Not available on Advisors II)
2,3,4
LifeGuard Freedom 6 Net w/ Joint Option
(Ages 45-80)
3% of first-year premium
(Not available on Advisors II)
Joint For Life GMWB with Bonus, Annual Step-Up,
2% of first-year premium
& Earnings-Sensitive Withdrawal Amount

Jackson Select
(Ages 55-80)
Withdrawal Options
For Life GMWB with Bonus, GWB Adjustment,
(Withdrawal Options not available on Advisors II or L Series)
Annual Step-Up, & Transfer of Assets

20% Free Withdrawal Benefit
(Ages 0-90)
2,3,4,5
Jackson Select w/ Joint Option
(Ages 55-80)
5-Year Withdrawal Charge Schedule
(Ages 0-85)
Joint For Life GMWB with Bonus, GWB Adjustment,
Annual Step-Up, & Transfer of Assets
Earnings Protection Benefit
EarningsMax
(Ages 0-75)
May not be selected in combination with an Optional Death Benefit.
For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the
Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed. For Qualified plans, excluding custodial accounts, 100% spousal primary beneficiary designation is required. Please ensure the Primary Beneficiary section on Page 2 (including the
"Relationship to Owner" box) is properly completed. For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent
Annuitant. If selected, the 3, 5, and 7-Year Fixed Account Options and the Capital Protection Program are not available. The total number of allocations in the Premium Allocation section may not exceed 17.
May not be selected in combination with a Contract Enhancement or with the Capital Protection Program, if available. Premium payments will not be accepted after 90 days from the Issue Date. The required allocation percentage can be obtained from the Company. The total number of allocations in the Premium Allocation section may not exceed 17. May not be selected in combination with either the 3%, 4% or 5% Contract
Enhancements.
VDA 123 10/09

V3573 05/10

LONG-TERM SMART
Premium Allocation
JNL®
JNL/Lazard
JNL/PPM America
Tell us how you
% Institutional Alt 20
% Emerging Markets
% High Yield Bond
want your
annuity
% Institutional Alt 35
% Mid Cap Equity
% Mid Cap Value
premiums
% Institutional Alt 50
% Small Cap Value
invested.
JNL/M&G
% Institutional Alt 65
TOTAL
% Global Basics
% Value Equity
ALLOCATION
JNL/AIM
% Global Leaders
MUST EQUAL
JNL/Red Rocks
% International Growth
100%.
JNL/Mellon Capital Management
% Listed Private Equity
% Large Cap Growth
% JNL 5
% Global Real Estate
JNL/Select
% Dow

Total number
% Small Cap Growth
% Balanced
% S&P 10
of allocation
JNL/American Funds®
% Money Market
selections may
% Global 15
Blue Chip Income
% Value
not exceed 18.
%
% 25
and Growth
% Select Small-Cap
JNL/T. Rowe Price
% Global Bond
% JNL Optimized 5
% Established Growth
All premium
Global Small
%
% VIP
% Mid-Cap Growth
allocation
Capitalization
options may
% Dow Dividend
% Short-Term Bond
% Growth-Income
not be available
% European 30
% Value
in all states.
% International
Restrictions
% Nasdaq 25
% New World
JNL/S&P Strategic
may apply at
% NYSE International 25
Jackson's
JNL/Capital Guardian
% S&P 4
discretion on a
% Pacific Rim 30
% Global Balanced
% Competitive Advantage
non-
% S&P 24
discriminatory
%
Global Diversified
% Dividend Income &
basis.
Research
% S&P SMid 60
Growth
% U.S. Growth Equity
% Intrinsic Value
% Value Line

JNL/Credit Suisse
% Total Yield
% S&P 500 Index
% Commodity Securities
% S&P 400 MidCap Index
JNL/S&P Managed
% Long/Short
% Small Cap Index
% Conservative
JNL/Eagle
% International Index
% Moderate
% Core Equity
% Bond Index
% Moderate Growth
% SmallCap Equity
% Index 5
% Growth
JNL/Franklin Templeton
% Aggressive Growth
% 10 x 10
% Founding Strategy
% Communications Sector
JNL/S&P Disciplined
% Global Growth
% Consumer Brands Sector
% Moderate
% Income
% Financial Sector
% Moderate Growth
% International Small
% Healthcare Sector
% Growth
Cap Growth
% Mutual Shares
% Oil & Gas Sector
Fixed Account Options*
% Small Cap Value
% Technology Sector
* (Not available on Advisors II)
For Advisors II
JNL/Goldman Sachs
% Global Alpha
% 1-Year
ONLY: It is
% Core Plus Bond
required for
% 3-Year
JNL/Oppenheimer
Good Order
% Emerging Markets Debt
% 5-Year
that you
% Global Growth
% Mid Cap Value
provide
% 7-Year
Directed
JNL/Ivy
JNL/PAM
Transfer form
% Asset Strategy
Fixed Account Option**
% Asia ex-Japan
(V4490) if
selecting the
JNL/JPMorgan
% China-India
(Advisors II ONLY)
Fixed Account
% International Value
** If selecting the Fixed Account
Option.
JNL/PIMCO
Option, automatic transfer of funds
% MidCap Growth
% Real Return
over a 6-month period is required.
% U.S. Government &
Quality Bond
% Total Return Bond
% Fixed Account Option
VDA 123 10/09

V3573 05/10

LONG-TERM SMART
Systematic Investment
(periodic premium reallocation programs)
For all
Contracts
Automatic Rebalancing. The 3, 5 and 7-Year Fixed Account
DCA+ ($15,000 contract minimum)
except
Options are not available for Automatic Rebalancing.
_______ % 6-month
Advisors II:
Frequency:
Only the
_______ % 12-month
Monthly
Quarterly
Semiannually
Annually
Investment
If DCA+ is selected, you must allocate Target
Start Date (mm/dd/yyyy) ___________________________
Division(s)
Fund(s) using Systematic Investment Form (V2375).
selected in the
Note: If no date is selected, the program will begin
Premium
DCA+ provides an automatic monthly transfer to the
one month/quarter/half year/year (depending on the
Allocation
selected Investment Division(s) so the entire amount
frequency you selected) from the date Jackson applies
section and the
invested in this program, plus earnings, will be
the first premium payment. If no frequency is selected, the
1-Year Fixed
transferred by the end of the DCA+ term selected. If
frequency will be annual. No transfers will be made on
Account (if
selected, the total number of elections in the Premium
selected) will
days
29, 30 or 31, unless set up on annual frequency.
Allocation section may not exceed 17.
participate in
the rebalancing
For Advisors II: DCA+ is not available. Only the Investment Division(s) selected in the Premium Allocation section program.
will participate in the rebalancing program. The Fixed Account Option is not available for Automatic Rebalancing.
Capital Protection Program
(Not
available on Advisors II)
Yes
No
(If no selection is made, Jackson will default to "No.")
If you marked "Yes," which Fixed Account Option do you wish to select for the Capital Protection Program?
Select only one.
1-Year
3-Year
5-Year
7-Year
Having selected the Capital Protection Program, the balance of your initial premium will be allocated as indicated in the Premium Allocation section on page 5.
Telephone and Electronic Transfers Authorization
By checking "Yes," I (we) authorize Jackson National Life Insurance Company (Jackson) to accept fund transfers/ allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our)
Producer/Representative subject to Jackson's administrative procedures. This authorization is not extended to
Authorized Callers.
Yes
No
Do you authorize these types of transfers?
Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) agree that Jackson, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, not withstanding subsequent allegations of error or mistake in connection with any such transaction instruction. If no election is made, Jackson will default to "No" for residents of Nebraska and North Dakota and to "Yes" for residents of all other states.
Electronic Delivery Authorization
Check the
I agree to receive documents electronically:
boxes next to
the types of
ALL DOCUMENTS
documents
Prospectuses and prospectus supplements
Quarterly statements
you wish to
receive
Periodic and immediate confirmation statements
Proxy and other voting materials
electronically.
Annual and Semi-Annual reports
Other Contract-related correspondence
If an email
address is
This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by provided, but
email or by notice to you of a document's availability on a website. Certain types of correspondence may continue no document
to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson's website type is
(www.jackson.com) is required for electronic delivery of Contract-related correspondence.
selected, the
selection will
I
(We) do
do not
have ready access to computer hardware and software that meet the requirements default to "All
listed below. My email address is:_________________________________________. I (We) will notify the company of
Documents."
any new email address.
The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with Internet access, an active email account, Adobe Acrobat Reader and/or a CD-ROM drive. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com. Please see page 7 for further information regarding Electronic Delivery.
VDA 123 10/09

V3573 05/10

LONG-TERM SMART
Authorized Callers
If you want to
First Name
Middle Name
Last Name
authorize an
individual
other than
your
Social Security/Tax I.D. Number
Date of Birth(mm/dd/yyyy)
Producer/Rep
/
/
to receive
Contract
First Name
Middle Name
Last Name
information via
telephone,
please list that
individual's
Social Security/Tax I.D. Number
Date of Birth(mm/dd/yyyy)
information
here.
/
/
Notice to Applicant
ARKANSAS, COLORADO, KENTUCKY, LOUISIANA,
regard to a settlement or award payable from insurance
MAINE, NEW MEXICO, OHIO, PENNSYLVANIA, AND
proceeds, shall be reported to the Colorado Division of
WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person
Insurance within the Department of Regulatory Agencies.
who knowingly, and with intent to defraud any
DISTRICT OF COLUMBIA RESIDENTS, PLEASE NOTE:
insurance company or other person, files an
WARNING: It is a crime to provide false or misleading
application for insurance or statement of claim
information to an insurer for the purpose of defrauding
containing any materially false information or
the insurer or any other person. Penalties include
conceals for the purpose of misleading, information
imprisonment and/or fines. In addition, an insurer may
concerning any fact material thereto, commits a
deny insurance benefits, if false information materially
fraudulent insurance act, which is a crime and
related to a claim was provided by the applicant.
subjects such person to criminal and civil penalties.
RHODE ISLAND RESIDENTS, PLEASE NOTE: Any person
In COLORADO, any insurance company, or agent of an
who knowingly presents a false or fraudulent claim for
insurance company, who knowingly provides false,
payment of a loss or benefit or knowingly presents false
incomplete, or misleading facts or information to a
information in an application for insurance is guilty of a
policyholder or claimant for the purpose of defrauding, or
crime and may be subject to fines and confinement in
attempting to defraud, the policyholder or claimant with
prison.
Electronic Delivery Information: There is no charge for electronic delivery, although you may incur the costs of
Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given
Jackson a current email address. Also let Jackson know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson Service
Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any document or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
VDA 123 10/09

V3573 05/10

LONG-TERM SMART
Client Acknowledgements
1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We)
understand that the Contract I (we) have applied for is variable and employs the use of a separate account. I (We)
also understand that the annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of a Investment Division in the separate account of Jackson are variable and may be increased or decreased, and the dollar amounts are not guaranteed by Jackson or any other insurance company, the United
States government or any state government, the FDIC, Federal Reserve Board or any other federal or state agency. I
(We) understand that, except for funds allocated to the Contract's Fixed Account Option, I (we) will bear all risk under the Contract.
4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division.
5. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.
6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my Contract Value. 7. I (We)
understand that allocations to the Fixed Account Options are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Not applicable to
Perspective Advisors II.)
8. I (We) certify that the age(s) of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint
 Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded for purposes of electing an Optional Death Benefit or Other Optional Benefits.
Owner's Signature
Date Signed (mm/dd/yyyy) State where signed
It is required for
Good Order
/
/
that all
applicable
Owner's Title (required if owned by an Entity)
parties to the
Contract sign
here.
Joint Owner's Signature
Date Signed(mm/dd/yyyy) State where signed
/
/
Annuitant's Signature (if other than Owner)
Date Signed (mm/dd/yyyy) State where signed
/
/
Joint Annuitant's Signature (if other than Joint Owner)
Date Signed(mm/dd/yyyy) State where signed
/
/
VDA 123 10/09

V3573 05/10

LONG-TERM SMART
Producer/Representative Acknowledgements
Complete this
certification
I certify that:
regarding
I did not use sales material(s) during the presentation of this Jackson product to the applicant.
sales material
section only if:
I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant.
Your client
In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.
has other
existing
By signing this form, I certify that:
policies or
1. I am authorized and qualified to discuss the Contract herein applied for.
annuity
2. I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this contracts
transaction is suitable given the client's financial situation and needs.
AND
3. The Producer/Representative's Certification Regarding Sales Material has been answered correctly.
Will be either
4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that terminating
this replacement (if applicable) is consistent with that position.
any of those
5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the existing
best of my knowledge and belief.
policies or
6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being using the
replaced is true and accurate to the best of my knowledge and belief.
funds from
existing
7. I have complied with requirements for disclosures and/or replacements as necessary.
policies to
fund this new
Contract.
Jackson Prod./Rep. No.
Producer/Representative Signature
Date Signed (mm/dd/yyyy)
/
/
First Name
Middle Name
Last Name
Broker/Dealer Name
Program Options
Program
A B
C
D E
Options Note:
Contact your
home office
Address
(number and street)
City
State ZIP Code
for program
information. If
no option is
indicated, the
Email Address
Business Telephone No. (including area code)
Percentage
designated
(
)
%
default will be
used.
It is required
If more than one Producer/Representative is participating in a Program Option on this case, please provide all for Good
Producer/Representative names, Jackson Producer/Representative numbers and percentages for each (totaling 100%).
Order that all
Producer/Rep
numbers be
Producer/Representative Name
Jackson Producer/Representative No.
Percentage
supplied.
%
Producer/Representative Name
Jackson Producer/Representative No.
Percentage
%
Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value
Not a deposit Not insured by any federal agency
VDA 123 10/09

V3573 05/10